Wonder International Education and Investment Group Corp. 10-Q

Exhibit 10.3

EQUITY PURCHASE AGREEMENT

This EQUITY PURCHASE AGREEMENT, is made as of Oct 28, 2013, by and between Anhui Wenda Information and Technology College（“安徽文达信息技术职业学院”, "College"）, the “Buyer”, located at Zi Peng Shan Feng Jing Qu, #3 Sen Lin Da Dao, Hefei, Anhui, PRC and Anhui Wonder Educational Investment & Management Corporation（“安徽文达教育投资管理有限公司”,”Wonder”）, the “Seller”, located at No. 188,North Hezuohua Road, Hefei, Anhui, PRC. The Seller and Buyer are sometimes referred to as the “Parties”.

Buyer/Purchaser: Anhui Wenda Information and Technology College

（“安徽文达信息技术职业学院”）

Zi Peng Shan Feng Jing Qu, #3 Sen Lin Da Dao, Hefei, Anhui, PRC

Seller: Anhui Wonder Educational Investment & Management Corporation

（“安徽文达教育投资管理有限公司”）

No. 188,North Hezuohua Road, Hefei, Anhui, PRC

WHEREAS, Seller is the holder of a 7% ownership stake (the "Equity") in Wenda Information and Technology College. Seller has agreed to sell and Buyer has agreed to buy this 7% ownership stake.

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, and other good and valuable considerations, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree to the following:

1.	Transfer. Seller hereby irrevocably sells, assigns, and transfers ("Transfer") to Purchaser and Purchaser does hereby irrevocably purchase from Seller, the Equity interest.

2.	Purchase Price. The Purchase Price shall be $42,765,503 payable at closing by wire transfer of readily available funds to a bank account designated by Seller.

3.	Closing. The completion of this transaction shall take place no later than Dec 31, 2013.

4.	Proceedings at Closing. All proceedings to be taken and all documents to be executed and delivered by all Parties at the Closing shall be deemed to have been taken, executed and delivered simultaneously, and no proceedings shall be deemed taken nor documents executed or delivered until all have been taken, executed and delivered.

5.	Certain Representations and Warranties. Each Party represents and warrants that such Party ( a) has the full power and authority to be bound, and intends to be bound by all of the terms and conditions set forth herein and to execute all documents and perform all acts and transactions required hereby; (b) has not entered into any agreements, arrangements or understandings with any third-party, whether orally or in writing, relating to the subject matter hereof and that neither the delivery of this Equity Purchase Agreement, nor the performance of any obligations contemplated by this Equity Purchase Agreement will result in the breach or default under any license, contract, agreement, arrangement or understandings to which he or it is subject; (c) has such knowledge and experience in financial, tax, and business matters so as to enable it/him to utilize the information available to him in connection with the sale of the Note and Warrant and to make an informed investment decision with respect to this Transfer; and (d) is an "accredited investor" as such term is defined in Rule 50 1 (a) of Regulation D of the Securities Acts.

No Representations or Warranties. Seller has made no representation or warranty as to the: (i) business, finances and operations of the Company; or (ii) the value of the Equity stake of the College.

Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.

Non Solicitation. Purchaser acknowledges and agrees that the Seller has not solicited the Purchaser to purchase theNote. Purchaser acknowledges and agrees that Purchaser was approached by third parties, not working on behalf of or representing the Seller, to purchase the Note and Warrant from the Seller. In addition, Purchaser acknowledges and agrees that neither the Seller nor any other person or entity authorized by the Seller to act on its behalf has engaged in a general solicitation or general advertising of investors with respect to offers or sales of the Securities.

Loss of Complete Investment. Purchaser understands that its purchase of the Equity stake involves a high degree of risk and is able to afford a complete loss of such acquisition. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision.

No Governmental Review. Purchaser understands that no government or governmental agency has passed on or made any recommendation or endorsement of this transaction.

6.	Seller's Additional Representations and Warranties. The Seller hereby makes the following representations and warranties to the Purchaser:

(a) Ownership. The Seller owns and is conveying to the Purchaser all of its rights, title and interests to the Equity, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind.

(b) Duly Endorsed. The Seller hereby represents and warrants to the Purchaser that the Equity has been duly endorsed upon their transfer to the Purchaser.

( c) Compliance with Securities Law. The Seller purchased the Equity for its own account and not with a present view towards the public sale or distribution thereof.

(d) The Seller hereby acknowledges that the Purchase Price represents the full consideration for the Equity, and the Seller is not owed any additional form of consideration from the Purchaser, the Company, or its officers, directors, employees, affiliates, or agents.

7.	Left Blank.

8.	Entire Agreement. This Equity Purchase Agreement contains the entire understanding between the Parties with respect to, and contains all terms and conditions pertaining to, the subject matter hereof. This Equity Purchase Agreement supersedes any prior agreements, arrangements or understandings between the Parties, whether written or oral, relating to the subject matter hereof. No express or implied warranties, covenants or representations have been made concerning the subject matter of this Equity Purchase Agreement unless expressly stated herein. Any prior written or oral negotiations not contained in this Equity Purchase Agreement are of no force or effect whatsoever.

9.	No Reliance. In executing this Equity Purchase Agreement, the Parties have not relied and do not rely on any statements, inducements, promises, or representations made by the other Party or their agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Equity Purchase Agreement, other than as expressly set forth herein.

10.	Severabilitv. If any provision of this Equity Purchase Agreement shall be determined to be invalid or unenforceable to any extent, the remainder of the terms and provisions of and undertakings in this Equity Purchase Agreement and the application of such terms, provisions and undertakings shall not be affected and shall be enforced to the greatest extent permitted by law.

11.	Legal Representation, The Parties to this Equity Purchase Agreement represent and warrant to the other that he, or it has full opportunity to obtain, or has in fact obtained, the advice of his, or its own legal counsel with respect to this Equity Purchase Agreement and the transactions contemplated thereby.

12.	Notice. Any notice or demand required or permitted to be given or made hereunder to or upon either Party hereto shall be deemed to have been duly given or made for all purposes if ( a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram. telecopy, telex, e-mail or similar electronic means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the address first set forth above, or such other address as either Party may at any time, or from time to time, direct by notice given to the other Party in accordance with this paragraph. The date of giving or making of any such notice or demand shall be, in the case of clause (a)(i), the date of the receipt; in the case of clause (a)(ii), five (5) business days after such notice or demand is sent; and, in the case of clause (b), the business day next following the date such notice or demand is sent.

13.	No Assignment.
14.	Governing Law~ Jurisdiction. This Equity Purchase Agreement shall be governed by the laws of the People's Republic of China, without giving effect to principles of conflicts or choice of law.

15.	Survival of Obligations. The rights and obligations of the parties shall survive the execution of this Agreement and the transfer of the Equity to Purchaser and payment by Purchaser therefore.

16.	Counterpart Signature; Facsimile. This Equity Purchase Agreement may be signed in counterparts and shall become effective as if executed in a single, complete document upon its execution by the Parties. Facsimile signatures of the undersigned Parties will have the same force and effect as original signatures.

IN WITNESS WHEREOF, the undersigned have executed this Equity Purchase Agreement as of the date indicated on the first page hereof.

Buyer/Purchaser: Anhui Wenda Information and Technology College

(“安徽文达信息技术职业学院”）

/s/ Chungui Xie

Signature Name Title Date

Seller: Anhui Wonder Educational Investment & Management Corporation

（“安徽文达教育投资管理有限公司”）

/s/ Xiang Wei

Signature Name Title Date